Exhibit 10.20

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         This SECOND AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is entered into as of March 9, 2000 among DAVEL FINANCING COMPANY, L.L.C., a Delaware limited liability company (the "Borrower"); DAVEL COMMUNICATIONS, INC., a Delaware corporation (the "Parent"); the Parent and the Domestic Subsidiaries of the Borrower, as Guarantors; the Lenders party to the "Credit Agreement" (referred to and defined below); and BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A.), as Administrative Agent for the Lenders (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

                                    RECITALS

         WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent, BancBoston Robertson Stephens, Inc., as Syndication Agent and The Chase Manhattan Bank, as Documentation Agent, entered into that certain Credit Agreement, dated as of December 23, 1998 (as amended and modified by that certain First Amendment to Credit Agreement and Consent and Waiver dated as of April 8, 1999 among the Borrower, the Parent, the Domestic Subsidiaries of the Borrower, the Lenders and the Administrative Agent, and as may be further amended or modified from time to time, the "Credit Agreement");

         WHEREAS, the Borrower has informed the Lenders that it anticipates being unable to meet certain financial covenants in the future;

         WHEREAS, the Borrower has requested that the Lenders amend certain terms and provisions of the Credit Agreement, including, without limitation, the financial covenants with respect to certain periods;

         WHEREAS, the Lenders have agreed to do so, on the terms and subject to the conditions set forth below.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

1. AMENDMENTS. Effective as of the date hereof, upon satisfaction of each of the conditions set forth in PARAGRAPH 2 hereof, the Credit Agreement is hereby amended as follows (unless otherwise specified, section references used below refer to sections of the Credit Agreement):

             (a) APPLICABLE PERCENTAGE. SECTION 1.1 is amended to delete the definition of "Applicable Percentage" in its entirety and to replace such definition with the following definition:

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                  "APPLICABLE PERCENTAGE" means, (a) 3.50% for all Revolving
             Loans which are Eurodollar Loans, all Tranche A Term Loans which are Eurodollar Loans, and all Letter of Credit Fees, (b) 4.25% for all Tranche B Term Loans which are Eurodollar Loans, (c) 2.00% for all Revolving Loans which are Base Rate Loans and all Tranche A Term Loans which are Base Rate Loans, (d) 2.75% for all Tranche B Term Loans which are Base Rate Loans, and (e) 0.75% for all Commitment Fees.

             (b) FIXED CHARGE COVERAGE RATIO. SECTION 1.1 is further amended to delete the definition of "Fixed Charge Coverage Ratio" in its entirety and to replace such definition with the following definition:

                  "FIXED CHARGE COVERAGE RATIO" means, with respect to the
             Credit Parties and their Subsidiaries determined on a consolidated basis in accordance with GAAP, for any twelve month period, the ratio of (in each case for such period) (a) EBITDA less Capital Expenditures less cash income taxes to (b) cash Interest Expense plus Scheduled Funded Debt Payments.

             (c) INTEREST COVERAGE RATIO. SECTION 1.1 is further amended to delete the definition of "Interest Coverage Ratio" in its entirety and to replace such definition with the following definition:

                  "INTEREST COVERAGE RATIO" means, with respect to the Credit
             Parties and their Subsidiaries determined on a consolidated basis in accordance with GAAP, for any twelve month period, the ratio of (in each case for such period) (a) EBITDA to (b) cash Interest Expense.

             (d) LEVERAGE RATIO. SECTION 1.1 is further amended to delete the definition of "Leverage Ratio" in its entirety and to replace such definition with the following definition:

                  "LEVERAGE RATIO" means, with respect to the Credit Parties and their Subsidiaries determined on a consolidated basis and in accordance with GAAP, for any twelve month period, the ratio of
             (a) total Funded Debt less cash in excess of $7,000,000, in each case as of the last day of such period to (b) EBITDA for such period.

             (e) PERMITTED ACQUISITIONS. SECTION 1.1 is further amended to add the following phrase to the definition of "Permitted Acquisition" immediately after the

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     existing phrase "an Acquisition by the Borrower or any Subsidiary of the
     Borrower" and prior to the semicolon following such existing phrase and to delete clause (h) thereof in its entirety:

             "which is completed prior to March 9, 2000"

             (f) REVOLVING COMMITTED AMOUNT. SECTION 1.1 is further amended to delete the definition of "Revolving Committed Amount" in its entirety and to replace such definition with the following definition:

                  "REVOLVING COMMITTED AMOUNT" means FORTY-FIVE MILLION DOLLARS
             ($45,000,000), as such amount may be reduced pursuant to
             Section 2.1(d) or 3.3(c).

             (g) MAXIMUM INTEREST PERIOD; NEW LOANS. CLAUSE (C) of
                 SECTION 2.1(B) is deleted in its entirety and replaced with the following provision:

             (C) with respect to Revolving Loans that will be Eurodollar Loans, the Interest Period applicable thereto (which shall not exceed one month in duration in the case of any Eurodollar Loan made on or after March 9, 2000)

             (h) MAXIMUM INTEREST PERIOD; EXISTING LOANS. CLAUSE (Y) of SECTION
                 2.5 is deleted in its entirety and replaced with the following provision:

             (y) if the request is to continue a Eurodollar Loan or convert a Base Rate Loan to a Eurodollar Loan, the Interest Period applicable thereto (which shall not exceed one month in duration in the case of any Eurodollar Loan continued or converted on or after March 9, 2000).

             (i) CONDITIONS TO BORROWING. CLAUSE (E) of SECTION 5.2 is deleted in its entirety and replaced with the following provision:

                  (e) REQUIRED LENDERS' CONSENT. From and after March 9, 2000, if after giving effect to the making of any requested Loan (and the application of the proceeds thereof) or to the issuance of any requested Letter of Credit, as the case may be, the sum of the Revolving Loans outstanding plus LOC Obligations outstanding would exceed $35,000,000, the Lenders shall not be obligated to make such Loan nor shall the Issuing Lender be required to issue such Letter of Credit, as applicable, unless the Required Lenders shall have consented in writing to the making of such Loan or the issuance of such Letter of Credit, as applicable.

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

             (j) INTERIM REPORTING. SECTION 7.1(B) is deleted in its entirety and replaced with the following provisions:

                 (b) INTERIM FINANCIAL STATEMENTS. As soon as available, and in any event within 45 days after the closing of each fiscal quarter of the Borrower and within 30 days after the end of each calendar month, a consolidated balance sheet and income statement of the Credit Parties and their Subsidiaries as of the end of such fiscal quarter or calendar month, as the case may be, together with related consolidated statements of cash flows for such fiscal quarter or calendar month, as applicable, in the case of the income statement and statement of cash flow setting forth in comparative form, if practical, consolidated figures for the corresponding period of the preceding fiscal year and in the case of the balance sheet setting forth in comparative form, if practical, consolidated figures for the corresponding date of the prior fiscal year, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Administrative Agent, and accompanied by a certificate of the chief financial officer of the Borrower to the effect that such quarterly financial statements fairly present in all material respects the financial condition of the Credit Parties and their Subsidiaries and have been prepared in accordance with GAAP (subject to normal year-end adjustments and the absence of footnotes).

             (k) OFFICER'S CERTIFICATE. SECTION 7.1(C) is amended to add the following parenthetical to such section at the end of CLAUSE (I) of such section:

            (except in the case of certificates accompanying monthly financial statements required to be delivered pursuant to Section 7.1(b) with respect to months ending on or before November 30, 2000)

             (l) FINANCIAL COVENANTS. SECTION 7.2 is deleted in its entirety and replaced with the following provisions:

                 (a) LEVERAGE RATIO. The Leverage Ratio, for the twelve month period ending as of each date set forth below, shall be less than or equal to the applicable ratio set forth below opposite such date:

                  TWELVE MONTHS
                      ENDING                                RATIO
                  --------------                            -----
                  March 31, 2000                            6.00 to 1.00
                  June 30, 2000                             6.00 to 1.00
                  September 30, 2000                        6.50 to 1.00

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
                  December 31, 2000                         6.75 to 1.00
                  January 31, 2001 and
                  Each Twelve Month
                  Period Ending Thereafter                  3.50 to 1.00.

                 (b) INTEREST COVERAGE RATIO. The Interest Coverage Ratio, for
            the twelve month period ending as of each date set forth below, shall be greater than or equal to the applicable ratio set forth below opposite such date:

                  TWELVE MONTHS
                      ENDING                                RATIO
                  --------------                            -----
                  March 31, 2000                            1.50 to 1.00
                  June 30, 2000                             1.50 to 1.00
                  September 30, 2000                        1.25 to 1.00
                  December 31, 2000                         1.25 to 1.00
                  January 31, 2001 and
                  Each Twelve Month
                  Period Ending Thereafter                  3.75 to 1.00.

                 (c) FIXED CHARGE COVERAGE RATIO. The Fixed Charge Coverage
            Ratio, for the twelve month period ending as of each date set forth below, shall be greater than or equal to the applicable ratio set forth below opposite such date:

                  TWELVE MONTHS
                      ENDING                                RATIO
                  --------------                            -----
                  March 31, 2000                            .50 to 1.00
                  June 30, 2000                             .50 to 1.00
                  September 30, 2000                        .40 to 1.00
                  December 31, 2000                         .40 to 1.00
                  January 31, 2001 and
                  Each Twelve Month
                  Period Ending Thereafter                  1.10 to 1.00.

                  (m) CAPITAL EXPENDITURES. CLAUSE (B) of SECTION 8.14 is amended to delete the figure "$13,000,000" which appears in such clause and to replace such figure with the figure "$10,000,000".

2. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following:

                  (a) counterparts to this Amendment duly executed by each of the Credit Parties and the Required Lenders;

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

                  (b) certified copies of resolutions or similar authorizations of each Credit Party approving and adopting this Amendment, the transactions contemplated herein and authorizing such Credit Party's execution and delivery hereof;

                  (c) an opinion or opinions from counsel to the Credit Parties with respect to this Amendment, in form and substance satisfactory to the Administrative Agent, addressed to the Administrative Agent on behalf of the Lenders and dated as of the date hereof; and

                  (d) the "Amendment Fee" referred to and described in
             PARAGRAPH 3 hereof, for the benefit of each Lender.

3. AMENDMENT FEE. The Borrower agrees to pay in cash or other immediately available funds, on or before March 22, 2000, to the Administrative Agent for the account of each Lender that executes this Amendment on or before such date, a fee equal to the product of each such Lender's Commitment (determined after giving effect to this Amendment) multiplied by .35%; provided, however, the Borrower shall have no obligation to pay any such fee until this Amendment has been executed and delivered by the Required Lenders (which fees shall be thereupon fully-earned and non-refundable).

4. GOOD STANDING CERTIFICATES. Within 30 days after the date hereof, the Borrower shall deliver to the Administrative Agent copies of certificates of good standing, existence or their equivalent with respect to each Credit Party, certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of such Credit Party's formation.

5. RATIFICATION OF CREDIT AGREEMENT. The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment. Except as herein specifically agreed, the Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms, including, without limitation, the liens granted pursuant to the Collateral Documents.

6. AUTHORITY/ENFORCEABILITY. Each of the Credit Parties, the Administrative Agent and the Lenders represents and warrants as follows:

                  (a) It has taken all necessary action to authorize the
             execution, delivery and performance of this Amendment.

                  (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or
             filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment (other than that which may have been previously obtained).

7. NO DEFAULT. The Credit Parties represent and warrant to the Lenders that (a) the representations and warranties of the Credit Parties set forth in SECTION 6 of the Credit Agreement (as amended by this Amendment) are true and correct in all material respects as of the date hereof, (b) no event has occurred and is continuing which constitutes a Default or an Event of Default and (c) they have no claims, counterclaims, offsets, credits (other than any credit for overpayment of interest or fees under the Credit Documents of which the Credit Parties have no knowledge as of the date hereof (each an "Overpayment Credit")) or defenses to their obligations under the Credit Documents or to the extent they have any (other than any Overpayment Credit) they are hereby released in consideration of the Lenders entering into this Amendment.

8. COUNTERPARTS/TELECOPY. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                     * * * *

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

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the date first above written.

BORROWER:                              DAVEL FINANCING COMPANY, L.L.C.,
                                       a Delaware limited liability company

                                       By: DAVEL COMMUNICATIONS, INC.,
                                           its sole managing member


                                       By:  _________________________________
                                            Name: ___________________________
                                            Title: __________________________

PARENT GUARANTOR:                      DAVEL COMMUNICATIONS, INC.,
                                       a Delaware corporation

                                       By:  _________________________________
                                            Name: ___________________________
                                            Title: __________________________


SUBSIDIARY GUARANTORS:                 DAVEL COMMUNICATIONS GROUP, INC.,
                                       an Illinois corporation

                                       PEOPLES TELEPHONE COMPANY, INC.,
                                       a New York corporation

                                       PEOPLES TELEPHONE COMPANY, INC.,
                                       a New Hampshire corporation

                                       PEOPLES COLLECTORS, INC.,
                                       a Delaware corporation

                                       PTC CELLULAR, INC.,
                                       a Delaware corporation

                                       PTC SECURITY SYSTEMS, INC.,
                                       a Florida corporation

                                       TELELINK TELEPHONE SYSTEMS, INC.,
                                       a Georgia corporation

                                       SILVERADO COMMUNICATIONS CORP.,
                                       a Colorado corporation

                     Signature Page to Second Amendment to
                                Credit Agreement

                                       PEOPLES ACQUISITION CORP.,
                                       a Pennsylvania corporation

                                       TELALEASING ENTERPRISES, INC.,
                                       an Illinois corporation

                                       ADTEC COMMUNICATIONS, INC.,
                                       a Florida corporation

                                       INTERSTATE COMMUNICATIONS, INC.,
                                       a Georgia corporation

                                       T.R.C.A., INC.,
                                       an Illinois corporation

                                       DAVELTEL, INC.,
                                       an Illinois corporation

                                       DAVEL MEXICO, LTD.,
                                       an Illinois corporation

                                       COMMUNICATIONS CENTRAL INC.,
                                       a Georgia corporation

                                       CENTRAL PAYPHONE SERVICES, INC.,
                                       a Georgia corporation

                                       COMMUNICATIONS CENTRAL
                                       OF GEORGIA, INC.,
                                       a Georgia corporation

                                       INVISION TELECOM, INC.,
                                       a Georgia corporation

                                       By:  _________________________________
                                            Name: ___________________________
                                            Title: __________________________


                               Signature Page to
                      Second Amendment to Credit Agreement

AGENT:
----- BANK OF AMERICA, N.A. (FORMERLY, NATIONSBANK, N.A.), in its capacities as the
                                       Administrative Agent and Collateral
                                       Agent



                                       By: _______________________________
                                           Name: _________________________
                                           Title: ________________________

                     Signature Page to Second Amendment to
                                Credit Agreement

LENDERS:
------- BANK OF AMERICA, N.A. (FORMERLY, NATIONSBANK, N.A.), individually in its capacity as a Lender, and in its capacity as the Issuing Lender

                                       By: _______________________________
                                           Name: _________________________
                                           Title: ________________________


                               Signature Page to
                      Second Amendment to Credit Agreement

                                       THE CHASE MANHATTAN BANK

                                       By: _________________________________
                                           Name: ___________________________
                                           Title: __________________________


                               Signature Page to
                      Second Amendment to Credit Agreement

                                       THE BANK OF NEW YORK

                                       By:  _________________________________
                                            Name: ___________________________
                                            Title: __________________________


                               Signature Page to
                      Second Amendment to Credit Agreement

                                       FLEET BANK, N.A.

                                       By:  _________________________________
                                            Name: ___________________________
                                            Title: __________________________

                               Signature Page to
                      Second Amendment to Credit Agreement

                                       LASALLE BANK, NATIONAL ASSOCIATION
                                       (AS SUCCESSOR TO LASALLE NATIONAL BANK)

                                       By:  _________________________________
                                            Name: ___________________________
                                            Title: __________________________

                               Signature Page to
                      Second Amendment to Credit Agreement

                                       U.S. BANK NATIONAL ASSOCIATION

                                       By:  _________________________________
                                            Name: ___________________________
                                            Title: __________________________

                               Signature Page to
                      Second Amendment to Credit Agreement

                                       CREDIT AGRICOLE INDOSUEZ

                                       By:  _________________________________
                                            Name: ___________________________
                                            Title: __________________________


                                       By:  _________________________________
                                            Name: ___________________________
                                            Title: __________________________

                               Signature Page to
                      Second Amendment to Credit Agreement

                                       BANK ONE N.A. (AS SUCCESSOR TO THE FIRST
                                       NATIONAL BANK OF CHICAGO)

                                       By:  _________________________________
                                            Name: ___________________________
                                            Title: __________________________

                               Signature Page to
                      Second Amendment to Credit Agreement

                                       PNC BANK, NATIONAL ASSOCIATION

                                       By:  _________________________________
                                            Name: ___________________________
                                            Title: __________________________

                               Signature Page to
                      Second Amendment to Credit Agreement

                                       ALLSTATE LIFE INSURANCE COMPANY

                                       By:  _________________________________
                                            Name: ___________________________
                                            Title: __________________________


                                       By:  _________________________________
                                            Name: ___________________________
                                            Title: __________________________

                               Signature Page to
                      Second Amendment to Credit Agreement

                                       HELLER FINANCIAL, INC.

                                       By:  _________________________________
                                            Name: ___________________________
                                            Title: __________________________

                               Signature Page to
                      Second Amendment to Credit Agreement

                                       PARIBAS

                                       By:  _________________________________
                                            Name: ___________________________
                                            Title: __________________________



                                        By:  _________________________________
                                             Name: ___________________________
                                             Title: __________________________


                               Signature Page to
                      Second Amendment to Credit Agreement

                                       EATON VANCE SENIOR INCOME TRUST

                                       By: EATON VANCE MANAGEMENT,
                                           as Investment Advisor

                                       By:  _________________________________
                                            Name: ___________________________
                                            Title: __________________________

                               Signature Page to
                      Second Amendment to Credit Agreement

                                       SENIOR DEBT PORTFOLIO

                                       By: BOSTON MANAGEMENT AND RESEARCH, as
                                           Investment Advisor

                                       By:  _________________________________
                                            Name: ___________________________
                                            Title: ____________________________


                               Signature Page to
                      Second Amendment to Credit Agreement

                                       OXFORD STRATEGIC INCOME FUND

                                       By: EATON VANCE MANAGEMENT, as Investment
                                           Advisor

                                       By: _________________________________
                                           Name: ___________________________
                                           Title: __________________________

                               Signature Page to
                      Second Amendment to Credit Agreement

                                       VAN KAMPEN SENIOR FLOATING
                                       RATE FUND

                                       By:  _________________________________
                                            Name: ___________________________
                                            Title: __________________________

                               Signature Page to
                      Second Amendment to Credit Agreement

                                       KZH CYPRESSTREE-1 LLC

                                       By:  _________________________________
                                            Name: ___________________________
                                            Title: __________________________

                               Signature Page to
                      Second Amendment to Credit Agreement

                                       CYPRESSTREE INVESTMENT FUND, LLC

                                       By: CYPRESSTREE INVESTMENT MANAGEMENT
                                           COMPANY, INC., its Managing Member

                                       By: _________________________________
                                           Name: ___________________________
                                           Title: __________________________

                                       CYPRESSTREE INSTITUTIONAL FUND, LLC

                                       By: CYPRESSTREE INVESTMENT MANAGEMENT
                                           COMPANY, INC., its Managing Member

                                       By: _________________________________
                                           Name: ___________________________
                                           Title: __________________________

                                       NORTH AMERICAN SENIOR FLOATING RATE FUND

                                       By: CYPRESSTREE INVESTMENT MANAGEMENT
                                           COMPANY, INC., as Portfolio Manager

                                       By:  _________________________________
                                            Name: ___________________________
                                            Title: __________________________

                               Signature Page to
                      Second Amendment to Credit Agreement

                                       MORGAN STANLEY DEAN WITTER
                                       PRIME INCOME TRUST

                                       By:  _________________________________
                                            Name: ___________________________
                                            Title: __________________________

                               Signature Page to
                      Second Amendment to Credit Agreement

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                                       DRESDNER BANK AG, NEW YORK AND
                                       GRAND CAYMAN BRANCHES

                                       By:  _________________________________
                                            Name: ___________________________
                                            Title: __________________________

                                       By:  _________________________________
                                            Name: ___________________________
                                            Title: __________________________



                               Signature Page to
                      Second Amendment to Credit Agreement

                                       EQUITY GROUP INVESTMENTS LLC

                                       By:  _________________________________
                                            Name: ___________________________
                                            Title: __________________________



                               Signature Page to
                      Second Amendment to Credit Agreement